SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.   20549

                                       FORM 8-K


                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                               Securities Exchange Act


          Date of Report (Date of Earliest event reported): October 5, 1994


                             SANTA FE PACIFIC CORPORATION
                (Exact Name of Registrant as Specified in Its Charter)



                                       Delaware
                    (State or Other Jurisdiction of Incorporation)


                        1-8627                              36-3258709
               (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)






                1700 East Golf Road, Schaumburg, Illinois   60173-5860
                (Address of Principal Executive Offices)   (Zip Code)



                                    (708) 995-6000
                 (Registrant's Telephone Number, Including Area Code)



                                   (Not Applicable)
            (Former Name or Former Address, If Changed Since Last Report)

                       INFORMATION TO BE INCLUDED IN THE REPORT


          Item 5.   Other Events.

               Union Pacific Corporation issued a press release dated October 5, 1994 concerning its proposal of a merger of Union Pacific Corporation and Santa Fe Pacific Corporation, which press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

               Santa Fe Pacific Corporation issued a press release dated October 6, 1994 announcing the decision of its board of directors to reject Union Pacific Corporation's proposal, which press release is attached as Exhibit 99.2 and is hereby incorporated by reference.

               Burlington Northern Inc. issued a press release dated October 6, 1994 concerning the reaffirmation of the commitment by the board of directors of Burlington Northern Inc. to consummate the merger of Burlington Northern Inc. and Santa Fe Pacific Corporation as announced on June 30, 1994, which press release is attached as Exhibit 99.3 and is hereby incorporated by reference.

          Item 7.   Financial Statements and Exhibits.

               (c)  Exhibits:

               See Exhibit Index included herewith at E-1.
























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


                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SANTA FE PACIFIC CORPORATION
                                            (Registrant)



          Date:  October 7, 1994            By:  /s/ Denis E. Springer
                                            ----------------------------
                                            (Signature)
                                            Denis E. Springer
                                            Senior Vice President and
                                            Chief Financial Officer


































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


                                    EXHIBIT INDEX
                                    -------------


          EXHIBIT
          NUMBER    Description of Exhibit
          -------   ----------------------

          99.1      Union Pacific Corporation press release dated
                    October 5, 1994.

          99.2      Santa Fe Pacific Corporation press release dated
                    October 6, 1994.

          99.3      Burlington Northern Inc. press release dated October 6,
                    1994.





































                                         E-1